© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Morgan Stanley US Financials, Payments, & CRE Conference Bryan Preston Chief Financial Officer June 11, 2024

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes and trends in capital markets; (27) fluctuation of Fifth Third’s stock price; (28) volatility in mortgage banking revenue; (29) litigation, investigations, and enforcement proceedings by governmental authorities; (30) breaches of contractual covenants, representations and warranties; (31) competition and changes in the financial services industry; (32) potential impacts of the adoption of real-time payment networks; (33) changing retail distribution strategies, customer preferences and behavior; (34) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (35) potential dilution from future acquisitions; (36) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (37) results of investments or acquired entities; (38) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (39) inaccuracies or other failures from the use of models; (40) effects of critical accounting policies and judgments or the use of inaccurate estimates; (41) weather-related events, other natural disasters, or health emergencies (including pandemics); (42) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (43) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (44) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 26 through 28 of our 1Q24 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA, FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

# Top performing regional bank with local scale and national reach

## Assets
**$215 billion**
Ranked 11th in the U.S.[1]

## Deposits
**$170 billion**
Ranked 9th in the U.S.[1]

## U.S. branches
**1,070**
Ranked 8th in the U.S.[1]

## Commercial Payments
**Top 5 market share**
across several product categories[5]



Toronto office
161
157
100
249
5
67
41
76
10
29
175
London office

★ Fifth Third Corporate Headquarters
*Cincinnati, Ohio*

- ■ Midwest footprint (branch count in white)
- ■ Southeast footprint (branch count in white)
- ● Key Southeast MSAs of focus
- ● Major FITB markets[2] with a top 5 deposit share

### Leading position in the markets we compete in[3]

***Deposit share rankings[4]***

**#3 Fifth Third footprint**
improved 1 spot YoY

**#2 Midwest**
unchanged YoY

**#6 Southeast**
improved 2 spots YoY

Top 10 deposit share in ~**90%** of retail footprint

***Significant locational share in notable MSAs***

| | | | |
|---|---|---|---|
| Chicago, IL | #3 | Tampa, FL | #6 |
| Nashville, TN | #3 | Grand Rapids, MI | #1 |
| Charlotte, NC | #4 | Columbus, OH | #3 |
| Cincinnati, OH | #1 | Indianapolis, IN | #3 |

*Assets, deposits, and branches as of 3/31/24; [1]Rankings consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2023 FDIC data); [3]Data sourced from S&P Global Market Intelligence; [4]Deposits per branch capped at $250MM per June 2023 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [5]Source: 2023 Cash Management Services Survey administered by EY*

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved Commercial Banking Lending / Deposits / Capital Markets / Commercial Payments & Treasury Management $68B loans $64B deposits Consumer & Small Business Banking Wealth & Asset Management Business Offerings Loans / Deposits $4B loans $11B deposits $45B loans $87B deposits Select Awards & accolades A simple, diversified business portfolio 4 NII contribution 1 Fee contribution 1 40% 57% 3% 48% 39% 13% 1Q24 averages Lending / Deposits / Payments Wealth Management / Trust / Custody 1 As a percent of LTM 1Q24 segment revenue, which excludes Other Corporate

© Fifth Third Bancorp | All Rights Reserved 1.23% Peer 7 Peer 2 x Peer 5 Peer 8 Peer 4 Peer 9 Peer 1 Peer 3 Peer 10 Peer 11 Peer 6 15.3% Peer 7 Peer 2 x Peer 1 Peer 8 Peer 4 Peer 3 Peer 5 Peer 9 Peer 10 Peer 11 Peer 6 60.5% Peer 9 Peer 6 x Peer 10 Peer 8 Peer 7 Peer 3 Peer 4 Peer 11 Peer 1 Peer 2 Peer 5 14.0% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 x Peer 10 Peer 11 1.29% Peer 5 Peer 2 Peer 1 Peer 3 Peer 8 Peer 6 Peer 7 Peer 4 Peer 10 x Peer 9 Peer 11 Driving to consistently generate top quartile results 5 Return on tangible common equity 1,2 1 Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 26-28 of the 1Q24 earnings release; 2 Return on tangible common equity excludes AOCI; FCNCA excluded due to limited data FY18 LTM 1Q24 FY18 FY18 Return on assets 1 Efficiency ratio 1 Adjusted basis Adjusted basis Adjusted basis Remain focused on long-term horizon Expect to continue generating top-tier financial results 56.6% Peer 2 x Peer 7 Peer 9 Peer 4 Peer 3 Peer 1 Peer 8 Peer 5 Peer 11 Peer 10 Peer 6 LTM 1Q24 LTM 1Q24

© Fifth Third Bancorp | All Rights Reserved Leading to top returns for our shareholders 6 Total shareholder return Source: Bloomberg; Results exclude FCNCA as they participated in an FDIC assisted acquisition. Top performer in both a low-rate and rising rate environment Trailing TSR as of 5/31/2024; Excludes FCNCA 1 Year 3 Year 5 Year 7 Year 10 Year 1 Peer 1 65% Peer 10 3% FITB 73% FITB 103% Peer 11 158% 2 Peer 2 64% Peer 7 (0%) Peer 11 71% Peer 11 80% Peer 8 149% 3 FITB 61% FITB (1%) Peer 8 49% Peer 8 68% FITB 149% 4 Peer 3 61% Peer 11 (8%) Peer 3 45% Peer 7 51% Peer 5 129% 5 Peer 4 51% Peer 3 (9%) Peer 7 40% Peer 5 38% Peer 7 117% 6 Peer 5 45% Peer 8 (10%) Peer 5 37% Peer 1 33% Peer 1 89% 7 Peer 6 43% Peer 1 (17%) Peer 1 19% Peer 3 21% Peer 3 86% 8 Peer 7 42% Peer 5 (20%) Peer 2 15% Peer 9 20% Peer 10 63% 9 Peer 8 42% Peer 6 (24%) Peer 10 11% Peer 10 18% Peer 2 51% 10 Peer 9 32% Peer 4 (26%) Peer 9 1% Peer 2 11% Peer 4 49% 11 Peer 10 31% Peer 2 (28%) Peer 6 (1%) Peer 6 3% Peer 9 44% 12 Peer 11 18% Peer 9 (29%) Peer 4 (5%) Peer 4 (1%) Peer 6 33%

© Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 7 • Resilient balance sheet positioning • Strong credit profile • Diverse fee mix with high total revenue contribution • Expense discipline • Reinvesting expense efficiencies into growth and product strategies • Southeast demographics • Midwest & renewables infrastructure investments #2 #3#1

© Fifth Third Bancorp | All Rights Reserved Manufacturing Other services Other financial services Healthcare Professional services Public administration Mortgage finance & other banking Insurance 7% 7% 7% 8% 8% 8% 8% 9% 8 High concentration of retail insured and commercial operating deposit balances Remaining 15 sectors all <6% Commercial 38% Consumer 55% • 86% FDIC insured 1 • >80% of balances from clients with 5+ years tenure • Average age of household: 13 years • 1.4 million Momentum Households (~56% of total) • Debit transactions up 4% YoY Consumer franchise highlights Limited sector concentration risk Commercial franchise highlights W&AM 7% Deposit mix by segment as of 3/31/24 Household growth exceeds U.S. growth 2 ~59% of Total Bancorp Deposits are FDIC Insured Fifth Third YoY growth vs. industry 1 Insured by FDIC product type; 2 Data sourced from S&P Global Market Intelligence Excludes insured sweep deposits • 25% FDIC insured 1 • 95% of balances represented by relationships that utilize Commercial Payments services (including 82% of uninsured) • Balanced-weighted relationship age of ~24 years • Median relationship deposit balance of ~$370K High-quality deposit franchise W&AM 7% Co ercial 39% Consumer 54% FITB Midwest FITB Southeast FITB total footprint 1.4x ~2x ~4x

© Fifth Third Bancorp | All Rights Reserved 30% 32% 35% 36% 36% 41% 43% 46% 46% 57% 57% 63% 75% 26% 34% 21% 43% 14% 3% 23% 22% 23% 6% 30% 14% 14% 35% 13% 30% 20% 12% 23% 20% 29% 18% 17% 11% 18% 8% Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 x Peer 1 MSA Rankings 1-3 MSA Rankings 4-5 MSA Rankings 6-10 MSA Rankings 10+/No MSA Maintaining top quartile deposit density while expanding branch network in the Southeast 9 Deposit density market rank 1 Source: S&P Global Market Intelligence and company filings; 1 Represents percentage of deposits (capped at $1billion) of MSA total deposit rankings We continue to focus on achieving a top 5 rank in the MSAs we serve Total Top 5 89% 77% 87% 63% 69% 68% 66% 44% 50% 79% 56% 66% 56%

© Fifth Third Bancorp | All Rights Reserved • Opened 100+ branches in Southeast markets over last 5 years • Added 2 nd most new branches in the Southeast over the past 3 years 164 101 Well-positioned to further market share gains in high- growth Southeast 1 Data sourced from S&P Global Market Intelligence; 2 See forward-looking statements on page 2 of this presentation 10 $31BN deposits $18BN loans ~18% of total ~15% of total #6 largest retail bank in the Southeast > 15 added 10-15 added 5-10 added < 5 added Branch openings since 2019 2018 1Q24 2028E By 2028, we expect: • To open 35 - 45 branches per year through 2028 • Continue to add in-footprint markets with a focus on mid-sized metro areas • Targeting 8% locational share in the markets we compete ~20% ~80% 31% 69% ~50% ~50% Midwest Southeast Expect branch footprint to be ~50% in the Southeast by 2028 2 US ~2x Southeast has favorable population trends FITB SE footprint Expected population growth (2024 – 2029 CAGR) 1

© Fifth Third Bancorp | All Rights Reserved 257 164 101 69 5 De Novo program is generating differentiated long-term growth 11 2018 Continuous improvement leading to differentiated results 2024 Market identification Site identification Support • Focus on vendor indices and ad-hoc process for expansion decisions • More reliance on business judgement, manual processes, and 3 rd party brokers • Ad hoc de novo support using local resources • Proprietary models with granular data linked to a recurring strategic process • Outcomes: More informed decisions based on better data • Award-winning data science that supports modeling, automated tools and advanced analytics • Outcomes: Optimized site selections based on consumer movement patterns, localized economic data, and granular demographics • Consistent targeted marketing strategy and dedicated support manager role • Outcomes: Improved deposit and household acquisition $0 $10 $20 $30 $40 $50 Year 1 Year 2 Year 3 Year 4 Year 5 257 164 101 69 Average new deposits per branch by vintage – Southeast franchise 2019 – 2023; $ in millions +30% CAGR Estimated 1 • Newest branch network amongst our peers with 10% of branches opened in the last 5 years • Newest Southeast branch network amongst our peers with 30% of branches opened in the last 5 years • Weighted-average life of De Novo branches in the Southeast is only 2.5 years 1 See forward-looking statements on page 2 of this presentation

# Strong liquidity and capital position

## Capital position

*Common equity tier 1 ratio*


9.28%
~133 bps
~45 bps
(~59 bps)
(~8 bps)
~8 bps
10.47%
Accreted ~120 bps of capital over past 12 months
1Q23
Net income to common
RWA
Common dividends
Modified CECL transition
Other
1Q24

## Liquidity position

$ in billions

| Liquidity Sources | 12/31/23 | 3/31/24 |
|---|---|---|
| Fed Reserves | ~$22 | ~$22 |
| Unpledged Investment Securities | ~$26 | ~$20 |
| Available FHLB Borrowing Capacity | ~$12 | ~$11 |
| Current Fed Discount Window Availability | ~$39 | ~$54 |
| Available BTFP Capacity | ~$9 | - |
| **Total** | **~$108** | **~$107** |

- Maintained full Category 1 LCR compliance during the quarter
- Loan-to-core deposit ratio of 71%
- For several years, we have performed:
  - Daily LCR calculations
  - Monthly liquidity stress tests, including two FITB-specific scenarios over and above regulatory requirements
  - Monthly 2052a complex liquidity monitoring reporting

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© Fifth Third Bancorp | All Rights Reserved

© Fifth Third Bancorp | All Rights Reserved 41% 37% 36% 30% 26% 22% 17% 16% 16% 15% 14% 14% 13% Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 x Peer 1 CRE portfolio is well-positioned 13 Comparing CRE portfolios relative to peers 1 Source: FR Y-9C filings; CRE includes the following captions within schedule HC-C: 1a - construction, land development & other land loans, 1d – secured by multifamily (5 or more) residential properties, 1e – secured by nonfarm nonresidential properties; 2 Source: GAAP filings; CRE criticized asset ratios exclude owner-occupied loans where applicable As of 3/31/24 CRE loans 1 / total loans Among the lowest CRE concentration relative to peers with strong credit quality 276% 232% 188% 179% 142% 136% 98% 89% 88% 84% 81% 80% 73% Peer 12 Peer 11 Peer 9 Peer 10 Peer 8 Peer 7 Peer 4 Peer 6 Peer 3 Peer 5 Peer 1 Peer 2 x CRE loans 1 / total capital CRE criticized asset ratio 2 1 Q 2 4 C R E c r i t i c i z e d a s s e t r a t i o In t e r s e c t i s p e e r m e d i a n Peer 7 Peer 10 Peer 8 Peer 11 Peer 4 Peer 5 Peer 9 Peer 2 Peer 3 Peer 6 Peer 1 Peer 12 0% 5% 10% 15% 20% 25% 30% 0% 2% 4% 6% 8% 10% 12% Change in CRE criticized asset ratio 1Q24 vs. 1Q23

# Intentionally diversifying fee revenue to perform well in any environment

## Fee revenue mix is well-diversified

*LTM 1Q24 adjusted noninterest income mix[2,3]*


Other noninterest income
6%
Wealth & Asset Management
20%
Commercial Payments[1]
19%
Capital Markets
14%
Card and processing revenue
14%
Mortgage banking revenue
8%
Other Commercial banking revenue
7%
Leasing business revenue
7%
Consumer deposit fees
5%
LTM 1Q24 Adjusted Noninterest Income
$3.0B

## Fee contribution as a percent of revenue stands out favorably relative to peers

*LTM 1Q24 adjusted noninterest income as a percent of adjusted revenue[3]*


34%
27%
Peer Median

- Total adjusted fee revenue accounted for ~34% of total adjusted revenue for the last twelve months ending 3/31/24
- Focused on diversified revenue to lessen cyclical impacts, with success in Wealth & Asset Management, Capital Markets, and Commercial Payments

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© Fifth Third Bancorp | All Rights Reserved

*Totals may not foot due to rounding; [1]Gross Treasury management fees; [2]Excluding securities gains/losses; [3]Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 26-28 of the 1Q24 earnings release*

# Differentiated Commercial Payments business drives commercial deposit franchise growth

## High percentage of commercial operating deposit relationships

*ACH Credit send /* ***Commercial*** *Deposits*[1]



0.41%
Peer 1
0.19%
Peer 2
0.15%
Peer 3
0.13%
Peer 4
0.11%
Peer 5
0.10%
Peer 6
0.10%
Peer 7
0.10%
Peer 8
0.08%
Peer 9
0.08%
Peer 10
0.06%
Peer 11
0.06%
Peer 12
0.05%

*Non-consumer deposit fees /* ***Commercial*** *Deposits*[2]



0.49%
Peer 1
0.48%
Peer 7
0.46%
Peer 4
0.39%
Peer 5
0.30%
Peer 6
0.22%
Peer 10
0.20%
Peer 2
0.20%
Peer 8
0.20%
Peer 11
0.18%
Peer 9
0.18%
Peer 3
0.17%
Peer 12
0.16%

- 95% of commercial balances represented by relationships that utilize Commercial Payments services (including 82% of uninsured)
- Over 1/3 of new Commercial Payments relationships are Payments-led and had no credit extended

## Top tier product offerings that are nationally recognized

**Top 5 market share in six product categories**[3]

**#2** of 37 in Coin and currency revenue

**#2** of 32 in Retail lockbox remittances

**#4** of 37 in Total check clearing

**#3** of 42 in Total ACH originations

**#3** of 39 in Wholesale lockbox remittances

**#5** of 35 in Account reconciliations

**Top Originator**

*Real time payments (RTP)*

*11th / 473 – receive*[4]

*9th / 37 – sending*[4]

Commercial Payments innovation was key differentiator for **2023 "Bank of the Year" award** by The Banker

## Expect balanced future state Payments revenue contributions[5]

**Led by Expert AP, Expert AR, and Cash Logistics**

- *Digitize and automate manual "order-to-cash" and "procure-to-pay" processes for clients*
- *Expect mid-to-high single digits annual growth*



Managed Services
Embedded Payments
Legacy TM

*Expect legacy TM growth to be consistent with nominal GDP*

**Launch of Newline™ to accelerate embedded payments business**

- *Expect growth to accelerate in 2024 and beyond, reflecting acquisition of Rize Money*

© Fifth Third Bancorp | All Rights Reserved

[1]2023 ACH data from NACHA; deposit balances as of 4Q23; [2]Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to commercial deposits (defined as total deposits less individual deposits per the call report); [3]Source: 2023 Cash Management Services Survey administered by EY; [4]Source: The Clearing House; [5]See forward-looking statements on page 2 of this presentation

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# Consistent and disciplined expense management while still investing for future outperformance

## Disciplined expense management and productive labor force

### Low expense growth vs. peers

*FY 2019 – LTM 1Q24 reported expense growth CAGR*


5.8%
2.7%
Peer average

### Highly productive labor force

*LTM 1Q24 Adjusted PPNR per FTE; $ in 000's[1,2]*


$200
$185
$176
$163
$157
$155
$152
$145
$144
$142
$106
$95
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11

## Generating top-quartile efficiency is not a one-time program, but a continuous resource allocation process

- Key drivers of expense discipline include lean process automation and end-to-end value stream efforts
  - Value streams are organized around 10 key processes to identify cost reductions, quality improvements, and client experience enhancements

*Select examples*

**AI driven chatbot Jeanie**

*Chatbot (Jeanie) leverages natural language understanding and large language models to facilitate ~200K customer interactions per month*

**Call center value stream**

**~20%**

**reduction in Call volume**

**Expect to continue to generate savings into 2024 and beyond**

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© Fifth Third Bancorp | All Rights Reserved

[1]Excludes FCNCA due to M&A impact; [2]Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 26-28 of the 1Q24 earnings release

# Current expectations
## 2Q24 compared to 1Q24

| | As of April 19, 2024 | As of June 10, 2024 |
|---|---|---|
| **Avg. loans & leases** *(including HFS)* | stable | stable |
| **Total revenue**[1] *(1Q24 baseline: $2.117BN; Includes securities g/l)* | up ~1% | stable |
| **Net interest income**[1] *(1Q24 baseline: $1.390BN)* | stable to up 1% | stable to up 1% |
| **Noninterest income**[1] *(1Q24 baseline: $717MM)* | up 2 – 4% | stable |
| **Noninterest expense**[1] *(1Q24 baseline: $1.304BN)* | down ~6% | down 7 – 8% |
| **Net charge-off ratio** | 35 – 45 bps | ~50 bps |
| **Allowance for credit losses** | expect $0 - $25MM build *due to loan growth (primarily Dividend Finance) and assumes no change to macroeconomic outlook and risk profile as of 1Q24* | expect ~$50MM release *due to stable loan balances and release of specific reserves related to charge-offs, and assumes no change to macroeconomic outlook and risk profile since 1Q24* |
| **Effective tax rate** | 22 – 23% | ~22% |

As of June 10, 2024; please see cautionary statements on page 2

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© Fifth Third Bancorp | All Rights Reserved

[1]Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q24 earnings release

© Fifth Third Bancorp | All Rights Reserved ✓ Well positioned to navigate the potential capital and liquidity regulatory changes ✓ Well-diversified and resilient balance sheet to provide stability in uncertain environments ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team Positioned to generate long-term sustainable value to shareholders despite the environment Why Fifth Third 18